                       STATEMENT OF ADDITIONAL INFORMATION


                         VALUE ADVANTAGE INVESTMENTS(R)


            SCHWAB MUNICIPAL MONEY FUND - VALUE ADVANTAGE SHARES(TM)
      SCHWAB CALIFORNIA MUNICIPAL MONEY FUND - VALUE ADVANTAGE SHARES(TM)
       SCHWAB NEW YORK MUNICIPAL MONEY FUND - VALUE ADVANTAGE SHARES(TM)
            SCHWAB VALUE ADVANTAGE MONEY FUND(R) - INVESTOR SHARES


                                 APRIL 30, 2000
                            AS AMENDED JULY 12, 2000


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated April 30, 2000 (as amended from time to time).

To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, day or night, or write to the funds at P.O Box 7575, San Francisco, California 94120-7575. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.

The funds are a series of The Charles Schwab Family of Funds (the trust).


                          TABLE OF CONTENTS


                                                                       Page
                                                                       ----
INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES,
RISKS AND LIMITATIONS..............................................     2
MANAGEMENT OF THE FUNDS............................................     14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................     18
INVESTMENT ADVISORY AND OTHER SERVICES.............................     18
BROKERAGE ALLOCATION AND OTHER PRACTICES...........................     21
DESCRIPTION OF THE TRUST...........................................     22
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS
AND PRICING OF SHARES..............................................     23
TAXATION...........................................................     24
CALCULATION OF PERFORMANCE DATA....................................     28
APPENDIX...........................................................     31

      INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Schwab Municipal Money Fund seeks maximum current income exempt from federal income tax consistent with liquidity and stability of capital.

Schwab California Municipal Money Fund seeks maximum current income exempt from federal and California state personal income taxes consistent with liquidity and stability of capital.

Schwab New York Municipal Money Fund seeks to provide maximum current income exempt from federal and New York state and local personal income taxes consistent with liquidity and stability of capital.

Schwab Value Advantage Money Fund seeks maximum current income consistent with liquidity and stability of capital.

Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. There is no guarantee the funds will achieve their objectives.


The following investment strategies, securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations. Additionally, for purposes of calculating any restriction, an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7 under the Investment Company Act of 1940 (1940 Act), unless otherwise noted. Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.


                              INVESTMENT STRATEGIES

Schwab Municipal Money Fund (a national municipal money fund) seeks to achieve its investment objective by investing in municipal money market securities. The fund will normally invest 100% of its total assets in municipal money market securities. In addition, the fund may invest more than 25% of its total assets in municipal securities financing similar projects.

Schwab California Municipal Money Fund (a state-specific municipal money fund) seeks to achieve its investment objective by investing in California municipal money market securities. The fund will normally invest 100% of its total assets in municipal money market securities. In addition, the fund may invest more than 25% of its total assets in municipal securities financing similar projects. The fund will normally invest at least 65% of its total assets in municipal money market securities of California issuers.

Schwab New York Municipal Money Fund (a state-specific municipal money fund) seeks to achieve its investment objective by investing in New York municipal money market securities. The fund will normally invest 100% of its total assets in municipal money market securities. In addition, the fund may invest more than 25% of its total assets in municipal securities financing similar projects. The fund will normally invest at least 65% of its total assets in municipal money market securities of New York issuers.

Schwab Value Advantage Money Fund (a taxable money fund) seeks to achieve its investment objective by investing in high-quality, U.S. dollar-denominated money market securities, including U.S. government securities and repurchase agreements for these securities.


                         INVESTMENT SECURITIES AND RISKS

ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivables of an entity, such as a bank or credit card company. These securities are obligations which the issuer intends to repay using the assets backing them (once collected). Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity.

Sometimes the credit quality of these securities is limited to the support provided by the underlying assets, but, in other cases, additional credit support also may be provided by a third party via a letter of credit or insurance guarantee. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Based on the primary characteristics of the various types of asset-backed securities, for purposes of a fund's concentration policy, the following asset-backed securities industries have been selected: credit card receivables, automobile receivables, trade receivables and diversified financial assets. A fund will limit its investments in each such industry to no more than 25% of its net assets.

BANKERS' ACCEPTANCES are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, each fund will not purchase securities while borrowings are outstanding.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit, including time deposits, of banks that have capital, surplus and undivided profits in excess of $100 million.


COMMERCIAL PAPER consist of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Based on the primary characteristics of non-U.S. (foreign) banks, the funds have identified each foreign country as a separate bank industry for purposes of a fund's concentration policy. A fund will limit its investments in securities issued by foreign banks in each country to no more than 25% of its net assets.

CREDIT AND LIQUIDITY SUPPORTS or enhancements may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.


Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all.


DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.


DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each of Schwab Municipal Money Fund and Schwab Value Advantage Money Fund is a diversified mutual fund. Each of Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund is a non-diversified mutual fund. Each fund also follows the regulations set forth by the SEC that dictate the diversification requirements for money market mutual funds. These requirements prohibit taxable and national municipal money funds from purchasing a security if more than 5% of the fund's total assets would be invested in the securities of a single issuer. State-specific municipal money funds are subject to the same prohibition with respect to 75% of a fund's total assets. The regulation also allows funds to invest up to 25% of the fund's total assets in the first tier securities of a single issuer for up to three business days. U.S. government and certain other securities are not subject to this particular regulation.


FOREIGN SECURITIES involve additional risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Credit and liquidity supports also may be provided by foreign entities. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have more dramatic effects on the value of foreign securities.


In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to investments as a result of the conversion of 11 of the 15 Economic Union Member States from their respective local currency to the official currency of the Economic and Monetary Union (EMU). As of January 3, 1999, the euro became the official currency of the EMU, the rate of exchange was set between the euro and the converted currencies of each country. The European Central Bank, all national central banks and all stock exchanges and depositories began pricing, trading and settling in euro even if the securities traded are not denominated in euro. Each securities transaction that requires conversion to euro may involve rounding that could affect the value of the security converted. In addition, issuers of securities that require converting may experience increased costs as a result of the conversion, which may affect the value of their securities. It is possible that uncertainties related to the conversion will affect investor expectations and cause investments to shift from or to European countries, thereby making the European market less liquid or more expensive. All of these factors could affect the value of a fund's investments and/or increase its expenses. While the investment adviser has taken steps to minimize the impact of the conversion on the funds, it is not possible to know precisely what impact the conversion will have on the funds, if any, nor is it possible to eliminate the risks completely.


ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

MATURITY OF INVESTMENTS. Each fund follows the regulations set forth by the SEC that dictate the maturity requirements for money market mutual funds. These requirements prohibit a fund from purchasing a security with a remaining maturity of more than 397 days or maintaining a dollar-weighted average portfolio maturity that exceeds 90 days.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The funds may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users because distributions from the funds attributable to interest on such bonds may not be tax exempt. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investment in these funds.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases. The maturity date or price of and financial assets collateralizing a municipal money market security may be structured in order to make it qualify as or act like a municipal money market security. These securities may be subject to greater credit and interest rate risks than other municipal money market securities because of their structure.

Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

Examples of municipal securities that are issued with original maturities of 397 days or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The funds may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The funds also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which is meant to be exempt from federal income tax, and, typically personal income tax of a state or locality.

The investment adviser relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a fund.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are sometimes called demand features or guarantees, and are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. Standby commitments are types of puts.


QUALITY OF INVESTMENTS. The funds follow regulations set forth by the SEC that dictate the quality requirements for money market mutual funds. These require the funds to invest exclusively in high-quality securities. Generally, high-quality securities are securities that present minimal credit risks and are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the investment adviser pursuant to guidelines adopted by the board of trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality by the investment adviser. Money market fund shares and U.S. government securities also are first tier securities. Second tier securities generally are rated within the second-highest category. Each taxable fund's holdings of second tier securities will not exceed 5% of its assets, and investments in second tier securities of any one issuer will be limited to the greater of 1% of the fund's assets or $1 million. For municipal money funds, the same percentage limits apply with respect to second tier securities that are "conduit securities."


Should a security's high-quality rating change after purchase by a fund, the investment adviser would take such action, including no action, as determined to be in the best interest of the fund by the board of trustees. For more information about the ratings assigned by some NRSROs, refer to the Appendix section of the SAI.

REPURCHASE AGREEMENTS. Repurchase agreements involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Repurchase agreements will be "collateralized" by first tier securities in which the fund could invest directly. In addition, repurchase agreements collateralized entirely by U.S. government securities may be deemed to be collateralized fully pursuant to Rule 2a-7.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. For example, tender option bonds may be issued under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified institutional buyers, such as the funds, under Securities Act Rule 144A.

Restricted securities may be deemed liquid or illiquid. In order to be deemed liquid, the fund must be able to dispose of the security in the ordinary course of business at approximately the amount the fund has valued the security. In addition, the investment adviser must determine that an institutional or other market exists for these securities. In making this determination, the investment adviser may take into account any liquidity support associated with the security. It is not possible to predict with assurance whether the market for any restricted security will continue. Therefore, the investment adviser monitors a fund's investments in these securities, focusing on factors, such as valuation, liquidity and availability of information. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolio may increase if buyers in that market become unwilling to purchase the securities.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund including those managed by its investment adviser. Because other investment companies employ investment advisers and other service providers, investments by a fund may cause shareholders to pay duplicative fees. The funds intend to purchase securities of other investment companies in compliance with the requirements of section 12(d)(1)(F) of the 1940 Act or any applicable exemptive relief received from the SEC. Under that section, a fund is prohibited from purchasing the securities of other investment companies if, as a result, the fund together with its affiliates would own more than 3% of the total outstanding securities of those investment companies. In addition, a fund will vote proxies in accordance with the instructions received or vote proxies in the same proportion as the vote of all other shareholders of the Investment Company. If exemptive relief is received from the SEC, a fund may purchase more than 3% of certain securities of other investment companies and will only hold such securities in conformity with any applicable order from the SEC.

STATE-SPECIFIC MUNICIPAL MONEY FUNDS are municipal money market funds that invest primarily and generally predominately in municipal money market securities issued by or on behalf of one state or one state's counties, municipalities, authorities or other subdivisions.

These funds' securities are subject to the same general risks associated with other municipal money market funds' securities. In addition, their values will be particularly affected by economic, political, geographic and demographic conditions and developments within the appropriate state. A fund that invests primarily in securities issued by a single state and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities.

These fund's are not suitable for investors who would not benefit from the tax-exempt character of each fund's investments, such as holders of IRAs, qualified retirement plans or other tax-exempt entities.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While the risks associated with stripped securities are similar to other money market securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations of the U.S. Treasury.


TAXABLE SECURITIES. Under normal conditions, the municipal money funds do not intend to invest in securities in which interest is subject to federal income and/or state and local personal income taxes. However, from time to time, as a defensive measure or under abnormal market conditions, the municipal money funds may make temporary investments in securities, the interest on which is subject to federal income and/or state and local personal income taxes.



U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by the Federal National Mortgage Association (FNMA or FANNIE
MAE), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. These include obligations issued by the Federal Home Loan Mortgage Corporation (FHLMC or FREDDIE MAC), the Student Loan

Marketing Association (SLMA or SALLIE MAE), the Federal Farm Credit Banks Funding Corporation (FFCB) and the Federal Home Loan Bank (FHLB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields to fluctuate.

VARIABLE AND FLOATING RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.


Some variable rate securities may be combined with a demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risk, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund could suffer losses in the event that the issuer defaults on its obligation.



Synthetic variable or floating rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust from which two classes of trust receipts are issued. These receipts represent proportionate interest in the underlying bonds. Interest payments are made on the bonds based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt also may participate in any gain or loss on the sale of such bonds. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a fund's investment limitations.


                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of each fund's outstanding voting shares.

EACH MUNICIPAL MONEY FUND MAY NOT:

(1) Purchase securities or make investments other than in accordance with investment objectives and policies.


(2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(5) Lend or borrow money, except to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.



(6) Pledge, mortgage or hypothecate any of its assets, except to the extent as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.



(7) Issue senior securities, except to the extent as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.



SCHWAB MUNICIPAL MONEY FUND MAY NOT:



(1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time.


SCHWAB VALUE ADVANTAGE MONEY FUND(R) MAY NOT:


(1) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(2) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(3) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(5) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(6) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.



(7) Borrow money, except to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act presently restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Concentration. The Securities and Exchange Commission presently defines concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions. Municipal securities are not deemed to be issued by an issuer from a single industry or group of industries.

Underwriting. As defined by the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate segregation of assets.


THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.


EACH MUNICIPAL MONEY FUND MAY NOT:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in the securities of that issuer, except that, with respect to Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, provided no more than 25% of the fund's total assets would be invested in the securities of a single issuer, up to 50% of the value of the fund's assets may be invested without regard to this 5% limitation. For purposes of this limitation, the fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer.


(2) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of its total assets would be invested in any industry (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction) or in any one state (although the limitation as to investments in any one state or its political subdivisions shall not apply to Schwab California Municipal Money Fund or Schwab New York Municipal Money Fund).



(3) Purchase securities of other investment companies, except as permitted by the 1940 Act.

(4) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).



(5) Borrow money, except from banks for temporary purposes (but not for the purpose of purchasing investments), and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed) in order to meet redemption requests which otherwise might result in the untimely disposition of securities; or pledge its securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 10% of the fund's net assets to secure borrowings. Reverse repurchase agreements entered into by the fund are permitted within the limitations of this paragraph. No such fund will purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding.



(6) Write, purchase or sell puts, calls or combinations thereof, although it may purchase Municipal Securities subject to standby commitments, variable rate demand notes or repurchase agreements in accordance with its investment objective and policies.



(7) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.



(8)   Issue senior securities as defined in the 1940 Act.



(9) Invest in commodities or commodity futures contracts or in real estate, except that each fund may invest in municipal securities secured by real estate or interests therein.



(10) Invest for the purpose of exercising control or management of another issuer.



(11)  Invest more than 10% of its net assets in illiquid securities.



(12) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in municipal securities of issuers which invest in or sponsor such programs.



SCHWAB CALIFORNIA MUNICIPAL MONEY FUND AND SCHWAB NEW YORK MUNICIPAL MONEY FUND MAY NOT:



(1) Purchase securities of any issuer unless consistent with the maintenance of its respective status as a non-diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.


SCHWAB VALUE ADVANTAGE MONEY FUND MAY NOT:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in securities of that issuer.

(2) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

(3) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Schwab Fund Family or the investment adviser beneficially own more than 1/2 of 1% of the securities of such issuer, and together beneficially own more than 5% of the securities of such issuer.

(4) Invest for the purpose of exercising control or management of another issuer.

(5) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.(1)

(6)   Write, purchase or sell puts, calls or combinations thereof.

(7) Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(8) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs. Except as otherwise noted, if a percentage restriction is adhered to at the time of investment, a later increase in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.


(9) Invest in commodities or commodity contracts, including futures contracts, or in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.



(10) Concentrate 25% or more of the value of its assets in any one industry; provided, however, that the fund reserves freedom of action to invest up to 100% of its assets in certificates of deposit or banker's acceptances issued by U.S. banks and U.S. branches of those foreign banks that the investment adviser has determined to be subject to the same regulation as U.S. banks, or obligations of or guaranteed by the U.S. government, its agencies or instrumentalities.



(11) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).



Except with respect to borrowings, concentration of investments and investments in illiquid securities a later increase in percentage resulting from a change in values or net assets do not require a fund to sell an investment if it could not then make the same investment.


                             MANAGEMENT OF THE FUNDS

The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., are as follows:

                           POSITION(S) WITH    PRINCIPAL OCCUPATIONS &
NAME/DATE OF BIRTH         THE TRUST           AFFILIATIONS
---------------------------------------------------------------------------------
CHARLES R. SCHWAB*         Chairman, Chief     Chairman and Co-Chief Executive
July 29, 1937              Executive           Officer, Director, The Charles
                           Officer and         Schwab Corporation; Chief
                           Trustee             Executive Officer, Director,
                                               Charles Schwab Holdings, Inc.;
                                               Chairman, Director, Charles Schwab
                                               & Co., Inc., Charles Schwab

--------
(1) See the description of the Trustees' deferred compensation plan under "Management of the Trust" for an exception to this investment restriction.

                                               Investment Management, Inc.;
                                               Director, The Charles Schwab Trust
                                               Company; Chairman, Schwab
                                               Retirement Plan Services, Inc.;
                                               Chairman and Director until January
                                               1999, Mayer & Schweitzer, Inc. (a
                                               securities brokerage subsidiary of
                                               The Charles Schwab Corporation);
                                               Director, The Gap, Inc. (a clothing
                                               retailer), Audiobase, Inc.,
                                               Vodaphone AirTouch PLC (a
                                               telecommunications company) and
                                               Siebel Systems (a software
                                               company).

STEVEN L. SCHEID*          President and       Vice Chairman and Executive Vice
June 28, 1953              Trustee             President, The Charles Schwab
                                               Corporation; Vice Chairman and
                                               Enterprise President - Financial
                                               Products and Services, Director,
                                               Charles Schwab & Co., Inc.;
                                               Chief Executive Officer and
                                               Chief Financial Officer,
                                               Director, Charles Schwab
                                               Investment Management, Inc.
                                               From 1994 to 1996, Mr. Scheid
                                               was Executive Vice President of
                                               Finance for First Interstate
                                               Bancorp and Principal Financial
                                               Officer from 1995 to 1996.
                                               Prior to 1994, Mr. Scheid was
                                               Chief Financial Officer, First
                                               Interstate Bank of Texas.

DONALD F. DORWARD          Trustee             Chief Executive Officer, Dorward
September 23, 1931                             & Associates (corporate
                                               management, marketing and
                                               communications consulting firm).
                                               From 1996 to 1999, Executive Vice
                                               President and Managing Director,
                                               Grey Advertising. From 1990 to
                                               1996, Mr. Dorward was President and
                                               Chief Executive Officer, Dorward &
                                               Associates (advertising and
                                               marketing/consulting firm).

ROBERT G. HOLMES           Trustee             Chairman, Chief Executive
May 15, 1931                                   Officer and Director, Semloh
                                               Financial, Inc. (international
                                               financial services and
                                               investment advisory firm).

DONALD R. STEPHENS         Trustee             Managing Partner, D.R. Stephens
June 28, 1938                                  & Company (investments).  Prior
                                               to 1996, Chairman and Chief
                                               Executive Officer of North American
                                               Trust (real estate investment
                                               trust).



----------
* This trustee is an "interested person" of the trusts.

MICHAEL W. WILSEY          Trustee             Chairman, Chief Executive
August 18, 1943                                Officer and Director, Wilsey
                                               Bennett, Inc. (truck and air
                                               transportation, real estate
                                               investment, management, and
                                               investments).

JEREMIAH H. CHAFKIN*       Executive Vice      Executive Vice President, Asset
May 5, 1959                President, Chief    Management Products and
                           Operating           Services, Charles Schwab & Co.,
                           Officer and         Inc.; President and Chief
                           Trustee             Operating Officer, Charles
                                               Schwab Investment Management,
                                               Inc.  Prior to September 1999,
                                               Mr. Chafkin was Senior Managing
                                               Director, Bankers Trust Company.

MARIANN BYERWALTER         Trustee             Vice President for Business
August 13, 1960                                Affairs and Chief Financial
                                               Officer, Stanford University
                                               (higher education).  Prior to
                                               February 1996, Ms. Byerwalter
                                               was Chief Financial Officer of
                                               Eureka Bank (savings and loans)
                                               and Chief Financial Officer and
                                               Chief Operating Officer of
                                               America First Holdings, Inc.
                                               (holding company).  Ms.
                                               Byerwalter also is on the Board
                                               of Directors of America First
                                               Companies, Omaha, NE (venture
                                               capital/fund management) and
                                               Redwood Trust Inc. (mortgage
                                               finance).

WILLIAM A. HASLER          Trustee             Co-Chief Executive Officer,
November 22, 1941                              Aphton Corporation
                                               (bio-pharmaceuticals). Prior to
                                               August 1998, Mr. Hasler was Dean
                                               of the Haas School of Business
                                               at the University of California,
                                               Berkeley (higher education).
                                               Mr. Hasler also is on the Board
                                               of Directors of Solectron
                                               Corporation (manufacturing),
                                               Tenera, Inc. (services and
                                               software), Airlease, Ltd.
                                               (aircraft leasing) and Mission
                                               West Properties (commercial real
                                               estate).

GERALD B. SMITH            Trustee             Chairman and Chief Executive
September 28, 1950                             Officer, Smith Graham & Co.
                                               (investment management).  Mr.
                                               Smith also is on the Board of
                                               Directors of Pennzoil-Quaker
                                               State Company (automotive).

TAI-CHIN TUNG              Treasurer and       Senior Vice President, Treasurer
                                               and




----------
* This trustee is an "interested person" of the trusts.

March 7, 1951              Principal           Controller, Charles Schwab
                           Financial Officer   Investment Management, Inc.
                                               From 1994 to 1996, Ms. Tung was
                                               Controller for Robertson
                                               Stephens Investment Management,
                                               Inc.  From 1993 to 1994, she was
                                               Vice President of Fund
                                               Accounting, Capital Research and
                                               Management Co.

STEPHEN B. WARD            Senior Vice         Senior Vice President and Chief
April 5, 1955              President and       Investment Officer, Charles
                           Chief Investment    Schwab Investment Management,
                           Officer             Inc.

FRANCES COLE               Secretary           Senior Vice President, Chief
September 9, 1955                              Counsel and Assistant Corporate
                                               Secretary, Charles Schwab
                                               Investment Management, Inc.



Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for Schwab Capital Trust, Schwab Investments and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

Each fund is overseen by a board of trustees. The board of trustees meets regularly to review each fund's activities, contractual arrangements and performance. The board of trustees is responsible for protecting the interests of a fund's shareholders. The following table provides information as of the fiscal year ended December 31, 1999, concerning compensation of the trustees. Unless otherwise stated, information is for the fund complex, which included 40 funds as of December 31, 1999.


 Name of Trustee            Aggregate Compensation from each Fund            Pension or    ($)Total
                                                                             Retirement   Compensation
                                                                              Benefits     from Fund
                                                                             Accrued as     Complex
                                                                              Part of
                         Municipal   California    New York      Value         Fund
                          Money                                Advantage      Expenses
------------------------------------------------------------------------------------------------------
Charles R. Schwab           0            0            0            0            N/A            0
Steven L. Scheid            0            0            0            0            N/A            0
William J. Klipp(1)         0            0            0            0            N/A            0
Jeremiah H. Chafkin(2)      0            0            0            0            N/A            0



----------
(1) Mr. Klipp departed Charles Schwab & Co., Inc. in 1999 and resigned from the board of trustees effective April 30, 2000.

(2) This trustee was first elected by shareholders on June 1, 2000.

Mariann Byerwalter(2)       0            0            0            0            N/A            0
William A. Hasler(2)        0            0            0            0            N/A            0
Gerald B. Smith(2)          0            0            0            0            N/A            0
Donald F. Dorward        $5,815       $4,420     $  2,878      $ 13,715         N/A         $121,600
Robert G. Holmes         $5,815       $4,420     $  2,878      $ 13,715         N/A         $121,600
Donald R. Stephens       $5,815       $4,420     $  2,878      $ 13,715         N/A         $121,600
Michael W. Wilsey        $5,304       $4,021     $  2,617      $ 12,463         N/A         $111,600




----------
(2)  This trustee was first elected by shareholders on June 1, 2000.



                           DEFERRED COMPENSATION PLAN

Trustees who are not "interested persons" of a trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would be if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the independent trustees have elected to participate in this plan.

Pursuant to the exemptive relief granted to the trust, each fund will purchase and maintain the selected SchwabFund securities in an amount equal to the deemed investments in that fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the trust permits the funds and the trustees to purchase the selected SchwabFund securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the funds.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of June 14, 2000, the officers and trustees of the trust, as a group owned of record or beneficially less than 1% of the outstanding voting securities of each fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive graduated annual fee payable monthly based on each fund's average daily net assets as described below.

First $1 billion - 0.38%
More than $1 billion but not exceeding $10 billion - 0.35%
More than $10 billion but not exceeding $20 billion - 0.32%
More than $20 billion - 0.30%

Prior to April 30, 1999, for its advisory and administrative services to each municipal fund, the investment adviser was entitled to receive a graduated annual fee payable monthly of 0.46% of the fund's average daily net assets of the first $1 billion, 0.41% of the next $1 billion, and 0.40% of net assets over $2 billion.


For the fiscal years ended December 31, 1997, 1998 and 1999, Schwab Municipal Money Fund paid investment advisory fees of $9,331,000 (fees were reduced by $10,977,000), $11,593,00 (fees were reduced by $13,780,000) and $13,623,000
(fees were reduced by $14,529,000), respectively.



For the fiscal years ended December 31, 1997, 1998 and 1999, Schwab California Municipal Money fund paid investment advisory fees of $4,824,000 (fees were reduced by $6,548,000) $6,118,000 (fees were reduced by 8,464,00) and $7,639,000
(fees were reduced by $8,816,000), respectively.



For the fiscal years ended December 31, 1997, 1998 and 1999, Schwab New York Municipal Money Fund paid investment advisory fees of $675,000 (fees were reduced by $1,192,000), $1,069,000 (fees were reduced by $1,677,000) and
$1,458,000 (fees were reduced $1,708,000), respectively.


Prior to April 30, 1999, for its advisory and administrative services to Schwab Value Advantage Money Fund, the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.46% of the fund's average daily net assets of the first $1 billion, 0.45% of net assets over $1 billion but not in excess of $3 billion, 0.40% of net assets over $3 billion but not in excess of $10 billion, 0.37% of net assets over $10 billion but not in excess of $20 billion and 0.34% of net assets over $20 billion.


For the fiscal years ended December 31, 1997, 1998 and 1999, Schwab Value Advantage Money Fund paid investment advisory fees of $23,972,000 (fees were reduced by $27,753,000), $22,577,000 (fees were reduced by $49,156,000) and
$35,270,000 (fees were reduced $54,235,000), respectively.



The investment adviser and Schwab have contractually guaranteed that through at least April 30, 2001, the total operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Municipal Money Fund Value Advantage Shares, Schwab California Municipal Money Fund - Value Advantage Shares, Schwab New York Municipal Money Fund - Value Advantage Shares and Value Advantage Money Fund - Investor Shares will not exceed 0.45%, 0.45%, 0.45% and 0.40%, of average daily net assets, respectively. The amount of the expense cap is determined in coordination with the board of trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of the fund. The expense cap is not intended to cover all fund expenses, and the fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.


                                   DISTRIBUTOR

Pursuant to an agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the agreement. Terms of continuation, termination and assignment under the agreement are identical to those described above with respect to the Advisory Agreement.

The funds pay other expenses that are typically connected with the trust's operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the funds. Expenses not directly attributable to a particular fund will generally be allocated among the funds in the trust on the basis of each fund's relative net assets at the time the expense is incurred.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage a third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee from each fund, payable monthly in the amount of 0.05% of average daily net assets. For the services performed as shareholder services agent under its contract with each class, Schwab is entitled to receive an annual fee from the Value Advantage Shares or Investor Shares of each fund, payable monthly in the amount of 0.20% of average daily net assets.
                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, 8800 Tinicum Blvd, Third Floor Suite 200, Philadelphia, PA 19152, serves as custodian for the funds and PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANTS

The funds' independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of each series of the trust and review certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when a trust engages them to do so. Their address is 333 Market Street, San

Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended December 31, 1999, are included in the fund's annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the funds' portfolio turnover rate for reporting purposes is expected to be zero.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for a fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the board of trustees, the investment adviser will select brokers and dealers for the funds on the basis of a number of factors, including, for example, price paid for securities, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to other investment advisory clients, including mutual funds.

The funds expect that purchases and sales of portfolio securities will usually be principal transactions. Securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The investment decisions for each fund are reached independently from those for other accounts managed by the investment adviser. Such other accounts also may make investments in instruments or securities at the same time as a fund. When two or more accounts managed by the investment adviser have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases, this procedure may affect the size or price of the position obtainable for a fund. However, it is the opinion of the board of trustees that the benefits conferred by the investment adviser outweigh any disadvantages that may arise from exposure to simultaneous transactions.

                            DESCRIPTION OF THE TRUST

Each fund is a series of The Charles Schwab Family of Funds, an open-end investment management company organized as a Massachusetts business trust on October 20, 1989.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's or class's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

The funds may hold special meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. A majority of the outstanding voting shares of the fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the board of trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value per share as determined in accordance with the bylaws.

 PURCHASE, REDEMPTION , DELIVERY OF SHAREHOLDER REPORTS AND PRICING OF SHARES

                 PURCHASING AND REDEEMING SHARES OF THE FUNDS


The funds are open each day that both the Federal Reserve Bank of New York (New York Fed) and New York Stock Exchange (NYSE) are open (business days). The following holiday closings are currently scheduled for 2000: Martin Luther King Jr.'s Birthday (observed), President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (observed), Thanksgiving Day and Christmas Day. On any day that the New York Fed, NYSE or principal government securities markets close early, such as days in advance of holidays, the funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received on that day.


As long as the funds or Schwab follow reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification before acting upon any telephone order, providing written confirmation of telephone orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.


Each fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the board of trustees may deem advisable. Payment will be made wholly in cash unless the board of trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.


Each of Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund is composed of two classes of shares, which share a common investment portfolio and objective. The Sweep Shares, which are not offered through this SAI, are designed to provide convenience through automatic investment of uninvested cash balances and automatic redemptions for transactions in your Schwab account, although shares also may be purchased directly. The Value Advantage Shares do not have a sweep feature, but rather must be purchased directly.


                         EXCHANGING SHARES OF THE FUNDS



Shares of any Schwab Fund, including any class of shares, may be sold and shares of any other Schwab Fund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(TM) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your account agreement or by direct order as long as you meet the minimums for direct investments.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of a fund's investments at amortized cost with market values. When determining market values for portfolio securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's board of trustees. Fair values may be determined by using actual quotations or estimates of market value, including pricing service estimates of market values or values obtained from yield data relating to classes of portfolio securities.

The amortized cost method of valuation seeks to maintain a stable net asset value per share (NAV) of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and a fund's $1.00 NAV calculated using amortized cost or if there were any other deviation that the board of trustees believed would result in a material dilution to shareholders or purchasers, the board of trustees would promptly consider what action, if any, should be initiated.


If a fund's NAV calculated using market values declined, or was expected to decline, below the fund's $1.00 NAV calculated using amortized cost, the board of trustees might temporarily reduce or suspend dividend payments in an effort to maintain the fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the board of trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's NAV (calculated using market values) were to increase, or were anticipated to increase above the fund's $1.00 (calculated using amortized cost), the board of trustees might supplement dividends in an effort to maintain the fund's $1.00 NAV.


                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended

(the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

               FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a fund.


On each business day that the NAV of a fund is determined, such fund's net investment income will be declared after the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record. Your daily dividend is calculated each business day by applying the daily dividend rate by the number of shares owned, and is rounded to the nearest penny. The daily dividend is accrued each business day, and the sum of the daily dividends is paid monthly. For each fund, dividends will normally be reinvested monthly in shares of the fund at the NAV on the 15th day of each month, if a business day, otherwise on the next business day, except in December when dividends are reinvested on the last business day of December. If cash payment is requested, checks will normally be mailed on the business day following the reinvestment date. Each fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within 7 days.


Each fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to that fund. If a fund realizes any capital gains, they will be distributed at least once during the year as determined by the board of trustees.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. A fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

The funds do not expect to realize any long-term capital gains. However, long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. If you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

Each fund may engage in investment techniques that may alter the timing and character of its income. Each fund may be restricted in its use of these techniques by rules relating to its qualifications as regulated investment companies.

A fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

                ADDITIONAL CONSIDERATIONS FOR MUNICIPAL FUNDS

If, at the close of each quarter of its taxable year, at least 50% of the value of a fund's assets consist of obligations the interest on which is excludable from gross income, the fund may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes.

Exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax (AMT) imposed by Section 55 of the Code. The AMT is imposed at rates of 26% and 28%, in the case of non-corporate taxpayers, and at the rate of 20%, in the case of corporate taxpayers, to the extent it exceeds the taxpayer's federal income tax liability. The AMT may be imposed in the following two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally be an item of tax preference (and, therefore, potentially subject to AMT) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporations' alternative minimum taxable income for purposes of determining the AMT.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest that may have an effect on the ability of a fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the funds is not deductible for federal income tax purposes. Furthermore, these funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") or facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facilities financed from the proceeds of such bonds.

                             STATE TAX CONSIDERATION

The following tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax adviser for more detailed information about state taxes to which they may be subject.

                          CALIFORNIA TAX CONSIDERATIONS

The fund intends to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). The fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the fund's taxable year, at least 50% of the value of the fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations") and (2) the fund continues to qualify as a regulated investment company.

If the fund qualifies to pay California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if they meet certain requirements. The fund will notify its shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in the fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the fund's earnings and profits.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the fund will not be deductible for California personal income tax purposes if the fund distributes California exempt-interest dividends.

If a fund qualifies to pay California exempt-interest dividends to shareholders, dividends distributed to shareholders will be considered California exempt-interest dividends (1) if they are designated as exempt-interest dividends by the fund in a written notice to shareholders mailed within 60 days of the close of the fund's taxable year and (2) to the extent the interest received by the fund during the year on California Tax Exempt Obligations exceeds expenses of the fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the fund were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend.

                           NEW YORK TAX CONSIDERATIONS

The following is a general, abbreviated summary of certain of the provisions of the New York tax code presently in effect as they directly govern the taxation of shareholders subject to New York individual income, corporate and unincorporated business tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.

Dividends paid by the fund that are derived from interest on Municipal Securities issued by New York State and political subdivisions or any agency or instrumentality thereof which interest would be exempt under federal law from New York State tax if held by an individual, will be exempt from New York State and New York City personal income and unincorporated business taxes, but not corporate franchise taxes. Dividends paid by the fund that are derived from interest on Municipal Securities issued by New York and political subdivisions or any agency or instrumentality thereof will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if they have a sufficient nexus with New York State or New York City.

Other dividends and distributions from other Municipal Securities, U.S. Government obligations, taxable income and capital gains that are not exempt from state taxation under federal law and distributions attributable to capital gains, will be subject to New York State personal income tax and New York City personal income tax. Gain from the sale, exchange or other disposition of shares will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business and general corporation taxes. In addition, interest or indebtedness incurred by a shareholder to purchase or carry shares of the fund is not deductible for New York personal income tax purposes to the extent that it relates to New York exempt-interest dividends distributed to a shareholder during the taxable year.

                         CALCULATION OF PERFORMANCE DATA

The funds' current 7-day yields based on the seven days ended December 31, 1999 are stated below and were calculated by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and the multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent.

                 7-Day Current Yield as of December 31, 1999

Schwab Municipal Money Fund - Value              4.04%
Advantage Shares
Schwab California Municipal Money Fund -         3.57%
Value Advantage Shares
Schwab New York Municipal Money Fund -           3.88%
Value Advantage Shares

Schwab Value Advantage Money Fund -               5.63%
Investor Shares


The funds' effective 7-day yields based on the seven days ended December 31, 1999 are stated below and were calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula with the resulting yield figure carried to at least the nearest one hundredth of one percent.

                7-Day Effective Yield as of December 31, 1999


Schwab Municipal Money Fund - Value               4.12%
Advantage Shares
Schwab California Municipal Money Fund -          3.63%
Value Advantage Shares
Schwab New York Municipal Money Fund -            3.95%
Value Advantage Shares
Schwab Value Advantage Money Fund -               5.79%
Investor Shares




The funds' taxable-equivalent current 7-day yields based on the 7-days ended December 31, 1999 are stated below and were calculated by dividing that portion of the fund's current 7-day yield (as described above) that is taxable-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the fund's yield that is not tax-exempt.



        7-Day Taxable-Equivalent Current Yield as of December 31, 1999


Schwab Municipal Money Fund - Value               6.69%
Advantage Shares
Schwab California Municipal Money Fund -          6.52%
Schwab Value Advantage Shares
Schwab New York Municipal Money Fund -            7.19%
Value Advantage Shares



The funds' tax equivalent effective yields based on the seven days ended December 31, 1999 are stated below and were calculated by dividing that portion of the fund's effective yield (as described above) that is taxable-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the funds' effective yield that is not tax-exempt.



       7-Day Taxable-Equivalent Effective Yield as of December 31, 1999


Schwab Municipal Money Fund - Value               6.82%
Advantage Shares
Schwab California Municipal Money Fund -          6.63%
Value Advantage Shares
Schwab New York Municipal Money Fund -            7.32%
Value Advantage Shares

The above taxable-equivalent yields assume payment of federal income tax at a rate of 39.60% and a California income tax rate of 45.22% or a New York income tax rate of 46.05%.



A fund also may advertise its average annual total return and cumulative total return. Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates. Cumulative total return is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended December 31, 1999.


The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the funds' performance to be higher or lower than that of an index.

                 APPENDIX - RATINGS OF INVESTMENT SECURITIES

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION


An S&P A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


                         DUFF & PHELPS CREDIT RATING CO.

D-1 is the highest commercial paper rating assigned by Duff & Phelps Credit Rating Co. ("Duff"). Three gradations exist within this rating category: a D-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations), a D-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a D-1- rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A D-2 rating indicates a good certainty of timely payment; liquidity factors and company fundamentals are sound and risk factors are small.


                              FITCH (FORMERLY IBCA)


F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

            SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a strong capacity to pay principal and interest is denoted by an SP-2 rating.




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
  COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS AND DEPOSIT OBLIGATIONS ISSUED BY
                                      BANKS

                             THOMSON BANKWATCH (TBW)

TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very high. TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.






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